SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       June 30, 2003
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                                Ethyl Corporation
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               (Exact name of Registrant as specified in charter)


             Virginia                       1-5112               54-0118820
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  (State or other jurisdiction of      (Commission file        (IRS employer
           incorporation)                   number)          identification no.)


330 South Fourth Street, Richmond, Virginia                   23218-2189
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code       (804) 788-5000
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure.

         On June 30, 2003, Ethyl Corporation (the "Company") issued a press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, reporting the commencement by the Company of its offer to exchange up to $150 million aggregate principal amount of its 8-7/8% Senior Notes due 2010 that have been registered under the Securities Act of 1933, as amended, for a like principal amount of its original unregistered 8-7/8% Senior Notes due 2010.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1     Press Release issued by the Company on June 30, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 30, 2003

                                  ETHYL CORPORATION


                                  By: /s/  David A. Fiorenza
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                                      David A. Fiorenza
                                      Vice President and Treasurer

                                  Exhibit Index

Exhibit No.            Description

   99.1                Press Release issued by the Company on June 30, 2003.